SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2013

SYNTHETIC BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

155 Gibbs Street, Suite 412, Rockville, MD 20850

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (734) 332-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On October 15, 2013, Synthetic Biologics, Inc. (the “Company”) issued the attached press release that included information related to the successful completion of the protein expression evaluation by FUJIFILM Diosynth Biotechnologies UK Limited (Fujifilm) with regard to the Company’s proprietary oral beta-lactamase enzyme (SYN-004) targeting the prevention of Clostridium difficile (C. difficile or C. diff) infections and the manufacturing of SYN-004 material to support Synthetic Biologics’ planned preclinical and clinical studies pursuant to an agreement with Fujifilm entered into on October 8, 2013.

A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. The information contained in the press release is being furnished to the Commission and shall not be deemed incorporated by reference into any of the Registrant’s registration statements or other filings with the Commission.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is being filed as part of this Report.

Exhibit Number	Description

99.1	Press release issued by Synthetic Biologics, Inc. dated October 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTHETIC BIOLOGICS, INC.

Date: October 15, 2013	By:	/s/ C. Evan Ballantyne
Name: C. Evan Ballantyne
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Synthetic Biologics, Inc. dated October 15, 2013.

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